Fees Summary	Jan. 04, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 16,500,000.00
Previously Paid Amount	1,760.65
Total Fee Amount	2,451.15
Total Offset Amount	0.00
Net Fee	$ 690.50